UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                    INVESTMENT COMPANY ACT FILE NUMBER 811-09177

                            THE CATHOLIC FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             1100 WEST WELLS STREET
                           MILWAUKEE, WISCONSIN 53233
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

                        DANIEL J. STEININGER, PRESIDENT
                            THE CATHOLIC FUNDS, INC.
                             1100 WEST WELLS STREET
                           MILWAUKEE, WISCONSIN 53233
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                            FREDRICK G. LAUTZ, ESQ.
                              QUARLES & BRADY LLP
                           411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 278-6500

                  DATE OF FISCAL YEAR END:  SEPTEMBER 30, 2006

                   DATE OF REPORTING PERIOD:  MARCH 31, 2006

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget
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information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS

                           (THE CATHOLIC FUNDS LOGO)
                        GIVING VOICE TO CATHOLIC VALUES

                            THE CATHOLIC EQUITY FUND

                               SEMI-ANNUAL REPORT
                                 MARCH 31, 2006

                               The Catholic Funds
                                 1-877-222-2402

                   THANK YOU FOR CALLING THE CATHOLIC FUNDS.
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   2      Letter to Shareholders

   4      The Catholic Equity Fund

   8      Allocation of Portfolio Assets

   9      Schedule of Investments

   14     Schedule of Futures Contracts

   15     Statement of Assets & Liabilities

   16     Statement of Operations

   17     Statements of Changes in Net Assets

   18     Financial Highlights

   20     Notes to Financial Statements

   26     Board Approval of Investment Advisory and Subadvisory Agreements

   32     Matters Submitted to a Vote of Shareholders

Letter to Shareholders

Dear Shareholder:

PRUDENT FINANCIAL STEWARDSHIP

During the period covered by this report (October 1, 2005 through March 31, 2006), the Catholic Equity Fund changed its investment objective and strategy. Once a passive S&P 500(R) Index Fund, the Catholic Equity Fund became an enhanced index fund on February 1, 2006, comprising approximately 200 companies, managed with the objective of obtaining a total return that exceeds, before deducting the Fund's operating expenses, the total return of the S&P 500 Index. The investment information on the following pages reflects four months in the old mode and two months in the new.

RESPONSIBLE CATHOLIC STEWARDSHIP

This investment change did not interfere with the Fund's program of Responsible Catholic Stewardship. The Fund continues to exclude from its portfolio the stock of any company that directly participates in abortion and continues to follow its Catholic-value based guidelines in exercising its right to vote at the annual shareholder meetings of all the companies in the portfolio.

In addition, the Fund continued its active program of using dialogue and shareholder resolutions to try to influence corporate behavior to better reflect and promote the dignity of the human person. We focused on three problem areas that ultimately stem from a failure to value the worth and contribution of workers and other stakeholders.

FAIR TREATMENT OF WORKERS -- We are working to improve the lot of workers, particularly those who toil for a company or its vendors in foreign countries in which there is limited legal protection for workers. Working with Catholic religious orders and other faith-based investment institutions, we are encouraging ten companies to consider various improvements in their practices. The companies are Apple Computer, Caterpillar, Chevron, Coca Cola, General Electric, General Motors, Halliburton, Hasbro, Monsanto, and Wal-Mart.

FAIR TREATMENT OF INDIGENOUS PEOPLES -- We are also working with two companies in the resource-extraction sector to address concerns of the people living near their worksites. The companies are Burlington Resources (now ConocoPhilips) and Newmont Mining.

BOARD OF DIRECTORS RESPONSIBILITY -- It is the responsibility of the board of directors of every company to oversee the performance of the company, address concerns of shareholders, and achieve profitable returns for the shareholders. We identified companies that have underperformed relative to their peers and whose boards have been given one or more unfavorable rankings by Forbes, Business Week, and the Corporate Library in regard to company performance versus CEO compensation. We think it appropriate that shareholders of such companies have a greater ability to influence the directors in regard to executive compensation and other issues. Therefore, we have proposed that the shareholders of these companies should have the right to vote on the compensation of the directors every year. Shareholders of AT&T, Cendant, Exxon Mobil, Honeywell, Merrill Lynch, and Wells Fargo will vote on our resolution this spring.

ADDITIONAL INFORMATION -- We encourage you to take a look at our website-- www.catholicfunds.com. You will find complete information about our dialogue and resolution efforts, as well as a summary of our proxy voting guidelines.

Thank you for your continued trust and investment.

/s/Daniel J. Steininger                      /s/Theodore F. Zimmer

Daniel J. Steininger                         Theodore F. Zimmer
Chairman, The Catholic Funds                 President, The Catholic Funds

"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Catholic Equity Fund. The Catholic Equity Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Fund. An investment cannot be made directly in the index.

The Catholic Church has not sponsored or endorsed The Catholic Equity Fund nor approved or disapproved of the Fund as an investment.

The Catholic Equity Fund is distributed through Catholic Financial Services Corporation, 1100 W. Wells St., Milwaukee, WI 53233, (414) 278-6550. Member NASD and SIPC.

The Catholic Equity Fund

MANAGEMENT:

The Fund is managed by a team of professionals employed by its subadvisor, Ziegler Capital Management, LLC. Those professionals include, among others, Brian K. Andrew and Donald J. Nesbitt.

Mr. Brian K. Andrew joined Ziegler in 1994 after spending seven years working as an analyst and portfolio manager for bank trust and investment advisory firms. He was also a managing director and partner in a private investment advisory firm. Mr. Andrew is currently Ziegler's Chief Investment Officer and a Senior Managing Director serving on Ziegler's management committee, and is a member of the Investment Services Group equity and fixed income committees.

Prior to joining Ziegler, he created an investment program to manage indentured funds, managed municipal funds and monies for organizations in the health care and senior living industry. He has experience crafting investment policies and educating organizational management and boards regarding those policies and their implementation.

Mr. Andrew received his B.S. in Business/Finance from the University of Minnesota. He has also earned his Chartered Financial Analyst (CFA), and Certified Cash Manager (CCM) designations. He is a member of the Milwaukee Investment Analyst Society, the CFA Institute and the Treasury Management Association. Mr. Andrew currently serves as the President for the Great Lakes Hemophilia Foundation. He has also been active in the establishment of a Community Development Authority board for a local Milwaukee municipality where he most recently served as the Board's Vice Chair. He has also been active in adult education teaching investment topics through the University of Wisconsin, Milwaukee, Center for Financial Training and the American Bankers Association. He has also taught undergraduate courses in finance at Concordia University.

Mr. Donald J. Nesbitt joined Ziegler in early 2002 after having spent nearly four years at Qwest Communication's pension plan in Denver, Colorado, where he managed $6 billion of equities, using research-enhanced, quantitative approaches. Prior to joining Qwest, Mr. Nesbitt spent nine years at the Illinois Teachers' Retirement System where, as Director of Investments, he was responsible for the management of $20 billion across various asset classes.

Mr. Nesbitt holds a B.S. in economics from Saint Cloud State University, St. Cloud, Minnesota, and a M.S. in financial analysis from the University of Wisconsin-Milwaukee. He holds a Chartered Financial Analyst (CFA) designation and has been actively involved with the CFA Institute. Mr. Nesbitt has also instructed investment courses at the University of Illinois-Springfield and has spoken at numerous industry conferences on the topics of enhanced equity management and derivative investment strategies.

MARKET COMMENTARY

For the six months ended March 31, 2006, the Catholic Equity Fund ("Fund") produced a total return of 7.17% (Class A without sales load), which exceeded the return of the S&P 500 Composite Stock Price Index ("Index") by 0.78% for that period. The positive out-performance was primarily due to an enhancement strategy that was implemented at the beginning of February. The management approach for the Fund was modified from a passive to an enhanced-index approach in February 2006, with the employment of Ziegler Capital Management as the new subadvisor. Fund expenses, which adversely affect the Fund's performance relative to the Index, were offset completely by the enhancement strategy.

The enhanced index approach is designed to provide enough excess return relative to the S&P 500 benchmark to offset the fees and expenses of Class A shares of the Fund. This is accomplished primarily through applying stock selection, sector allocation and over- and under-weight decisions relative to the underlying Index. For the two months the enhancement was in place, most of the excess return was generated through stock selection and over-/under- weight decisions.

The investment philosophy driving the enhancement feature is based on behavioral finance. At its most basic, behavioral finance proposes that superior long-term results can be achieved by systematically exploiting the biases and behavioral weaknesses that influence the decisions of many investors. These biases include the tendency to use the past as a prediction of the future, wrongly equate a good company with a good investment, and to develop a "mindset" about a company, ignoring statistical evidence. One of the basic tenets of behavioral finance says that if a company did well in the recent past investors believe it will do well into the future, and that this investor assumption will influence the company's stock price, and vice versa, regardless of the company's underlying fundamentals.

The enhancement strategy seeks to identify and over-weight, relative to the benchmark index, stocks that represent superior value and have been neglected by investors. The strategy also recognizes stocks that have had their prices bid up by investors to levels that are not sustainable by the company's earnings and under-weights these holdings relative to their weight in the benchmark index. The Fund continues to exclude securities that have been identified as being inconsistent with the Catholic Church's values regarding the sanctity of life.

The current economic cycle has entered its fifth year of expansion, which is fairly long as growth cycles go. Although economic growth experienced a slight slowdown in the fourth quarter of 2005, it seems to have rebounded in early 2006, moving back in line with the 3.1% real growth rate produced over the last five years. Many stock indices are near five year highs, while interest rates have approached 5%, a level that has not been seen since early 2000. The Fed has now raised rates fifteen times since June of 2004. Four of those increases were realized during the past six months and the Fed Funds rate now stands at 4.75%. Given the late stage of this economic growth cycle and no indication of increasing core inflation, we believe that the Fed is within 0.5% of being finished with this tightening cycle. At these interest rate levels, the current equity market valuation looks reasonable, but many investors are concerned with the sustainability of corporate earnings growth. The fourth quarter of 2005 marked the tenth consecutive quarter of double-digit earnings growth for the S&P 500 index, an unprecedented event in a 45-year time period that measures back to 1950! Earnings growth for the first half of 2006 seems to be well positioned to continue its positive advance.

The composition of the Fund's industry sector allocation reflects that of the S&P 500 Index, with only a slight variation in those allocations produced by the enhancement strategy. Materials, industrials, telecommunications and finance were the best performing sectors over the six month period ended March, 31, 2006. The industrials sector comprised 11.3% of the S&P 500 Index at period-end, while the Fund held 12.5% in that sector. The over-weight helped the Fund, as the sector rose 12.4% over the performance measurement period. Financial stocks comprise 21.1% of the S&P 500 Index, its largest individual sector exposure.
The Fund's exposure to the financial sector exceeded that of the Index by only 0.4%, but superior stock selection within the sector, as well as the sector's 11.7% return, were major contributors to the Fund's positive performance. The enhancement strategy left the Fund 0.3% over-weighted in telecommunication stocks, relative to the benchmark's 3.3% holding, and the sector's 14.3% increase contributed to the Fund's total performance.

Materials posted a 19.3% return over the six month period ended March 31, 2006, making it the top performing sector within the S&P 500 Index. However, the enhancement strategy resulted in the Fund's exposure to these stocks being less than one-half of the 3.0% weight of the sector's representation in the S&P 500 Index. The Fund also carried an underweight in utility stocks, which were the poorest performing sector in the Index, falling by 6.6% over the six month period.

In summary, given that interest rates remain steady and earnings growth remains positive, we are still expecting U.S. equity markets to produce positive returns over the remainder of year. However, the degree of those returns may vary amongst industry sectors. We foresee no immediate reversal of the economic trends that have been supporting the Fund's enhancement strategy, as we believe that investors will continue to seek out stocks that represent superior value over high beta, "glamour" stocks.

                       THE CATHOLIC EQUITY FUND - CLASS A
                         GROWTH OF A $10,000 INVESTMENT

               The Catholic Equity     The Catholic Equity
    Date          Fund - Class A      Fund - Class A w/load    S&P 500 Index
    ----       -------------------    ---------------------    -------------
     5/3/99          $10,000                  $9,597              $10,000
    6/30/99          $10,290                  $9,875              $10,158
    9/30/99           $9,690                  $9,299               $9,523
   12/31/99          $10,855                 $10,417              $10,940
  3/31/2000          $11,155                 $10,705              $11,191
  6/30/2000          $10,945                 $10,504              $10,894
  9/30/2000          $10,965                 $10,523              $10,789
 12/31/2000          $10,302                  $9,886               $9,944
  3/31/2001           $9,338                  $8,961               $8,765
  6/30/2001          $10,000                  $9,597               $9,278
  9/30/2001           $8,464                  $8,123               $7,917
 12/31/2001           $9,385                  $9,007               $8,762
  3/31/2002           $9,334                  $8,958               $8,787
  6/30/2002           $8,044                  $7,720               $7,609
  9/30/2002           $6,632                  $6,365               $6,295
 12/31/2002           $7,208                  $6,918               $6,826
  3/31/2003           $6,962                  $6,681               $6,611
  6/30/2003           $8,019                  $7,696               $7,629
  9/30/2003           $8,204                  $7,874               $7,830
 12/31/2003           $9,163                  $8,794               $8,784
  3/31/2004           $9,298                  $8,923               $8,933
  6/30/2004           $9,453                  $9,072               $9,086
  9/30/2004           $9,246                  $8,873               $8,917
 12/31/2004          $10,112                  $9,704               $9,740
  3/31/2005           $9,882                  $9,484               $9,531
  6/30/2005           $9,997                  $9,594               $9,661
  9/30/2005          $10,362                  $9,945              $10,009
 12/31/2005          $10,580                 $10,047              $10,218
  3/31/2006          $11,106                 $10,547              $10,648

                             AVERAGE ANNUAL RETURNS
                           March 31, 2006 (Unaudited)

                                                          Since      Inception
                                   1 Year    5 Year     Inception      Date
                                   ------    ------     ---------    ---------
Class A (without sales load)       12.38%     3.53%       1.53%       5/3/99
Class A (with sales load)           6.75%     2.47%       0.77%       5/3/99
S&P 500 Index                      11.73%     3.97%       0.91%       5/3/99
Class I (without sales load)       12.76%      n/a        5.04%       4/3/02
Class I (with sales load)          12.41%      n/a        5.04%       4/3/02
S&P 500 Index                      11.73%     3.97%       5.44%       4/3/02

Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fees and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total return would have been lower. The returns shown in the graph and table above do not reflect taxes a shareholder would pay on distributions and redemptions.

Class A share performance categories shown for periods prior to 4/3/02 are for the Catholic Equity Fund's predecessor fund, The Catholic Disciplined Capital Appreciation Fund. Class I shares were first available on 4/2/02.

Class A performance has been restated to reflect the maximum sales charge of 5%. Class I performance would reflect the maximum contingent sales charge
(CDSC) of 0.35% terminating on the anniversary date of your purchase of shares. Class I shares are for institutional shareholders only.

The S&P 500 is an unmanaged index comprised of 500 common stocks representative of the stock market as a whole. It is not possible to invest directly in an index.

Current performance maybe lower or higher than the performance data quoted.

Performance data current to the most recent month-end can be found at our website, www.CatholicFunds.com.

                                                March 31, 2006
                                                 (Unaudited)
                       Ticker Symbols          Net Asset Values
                       --------------          ----------------
     Equity A              CTHQX                    $10.55
     Equity I              CTHRX                    $10.56

                                TOP 10 HOLDINGS
                           March 31, 2006 (Unaudited)

                                                            Percentage
                                                                of
        Rank     Ticker     Security Name                   Net Assets
        ----     ------     -------------                   ----------
        1        GE         General Electric Company          4.22%
        2        XOM        Exxon Mobil Corporation           3.37%
        3        JNJ        Johnson & Johnson                 3.10%
        4        MSFT       Microsoft Corporation             2.80%
        5        AIG        American International
                              Group, Inc.                     2.73%
        6        CVX        Chevron Corporation               2.35%
        7        MO         Altria Group, Inc.                2.28%
        8        USB        US Bancorp                        2.18%
        9        WM         Washington Mutual, Inc.           1.96%
        10       VZ         Verizon Communications            1.94%

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2005, to March 31, 2006.

ACTUAL EXPENSES

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

EXPENSE EXAMPLES

                                                                                      Expenses Paid
                                   Beginning Account       Ending Account           During Period1<F1>             Annualized
                                   Value (10/1/2005)      Value (3/31/2006)      (10/1/2005 to 3/31/2006)      Expense Ratio2<F2>
                                   -----------------      -----------------      ------------------------      ------------------
Class A Actual                         $1,000.00              $1,071.80                   $5.17                      1.00%
Class A Hypothetical
  (5% return before expenses)          $1,000.00              $1,019.95                   $5.04                      1.00%
Class I Actual                         $1,000.00              $1,073.20                   $3.10                      0.60%
Class I Hypothetical
  (5% return before expenses)          $1,000.00              $1,021.94                   $3.02                      0.60%

1<F1> Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year/365 days (to reflect the one-half year period).
2<F2> On February 1, 2006, the adviser adjusted its expense reimbursements and fee waivers for each class of Fund shares, thereby increasing the expense ratios for Class A from 0.60% to 1.00% and Class I from 0.35% to 0.60%.

                         ALLOCATION OF PORTFOLIO ASSETS
                (Calculated as a Percentage of Net Assets1<F3>)

            Financials2<F4>                                  21.91%
            Information Technology2<F4>                      16.27%
            Industrials2<F4>                                 12.83%
            Health Care2<F4>                                 12.22%
            Energy2<F4>                                      10.90%
            Consumer Staples2<F4>                             9.13%
            Consumer Discretionary2<F4>                       8.93%
            Telecommunication Services2<F4>                   2.92%
            Utilities2<F4>                                    2.47%
            Materials2<F4>                                    1.66%
            Investment Companies                              0.24%
            Futures Contracts                                 0.23%
            First American Prime Obligation                   0.21%

1<F3>   Total Net Assets on March 31, 2006 were $57,253,494
2<F4>   Sectors based on Global Industry Classification Standard (GICS(R))

SCHEDULE OF INVESTMENTS
MARCH 31, 2006 (UNAUDITED)

THE CATHOLIC EQUITY FUND

Common Stocks (99.24%)                                Shares             Value
----------------------                                ------             -----
Consumer Discretionary - 8.93%
Amazon.Com, Inc. (a)<F5>                                 120            $4,381
AutoNation, Inc. (a)<F5>                              18,450           397,597
Bed Bath &
  Beyond Inc. (a)<F5>                                    145             5,568
Carnival Corporation                                   1,625            76,976
Centex Corporation                                       230            14,258
Coach, Inc. (a)<F5>                                      310            10,720
Darden Restaurants, Inc.                               7,625           312,854
DR Horton, Inc.                                          440            14,617
Federated Department
  Stores, Inc.                                         6,835           498,955
Ford Motor Company                                     1,955            15,562
General Motors
  Corporation                                            225             4,786
The Goodyear Tire &
  Rubber Company (a)<F5>                               9,060           131,189
Harley-Davidson, Inc.                                    310            16,083
Hasbro, Inc.                                             260             5,486
The Home Depot, Inc.                                  18,050           763,515
The Interpublic Group
  of Companies, Inc. (a)<F5>                              16               153
J.C. Penney Company,
  Inc. - Holding Company                               6,225           376,052
Kohl's Corporation (a)<F5>                             1,760            93,298
Limited Brands                                         9,230           225,766
Lowe's Companies, Inc.                                 2,735           176,243
McDonald's Corporation                                   480            16,493
Newell Rubbermaid Inc.                                12,125           305,429
News Corporation -
  Class A                                             11,115           184,620
Omnicom Group Inc.                                     2,380           198,135
Payless Shoesource,
  Inc. (a)<F5>                                         7,090           162,290
Pulte Homes, Inc.                                        420            16,136
Target Corporation                                     2,590           134,706
TRW Automotive
  Holdings Corp. (a)<F5>                               3,065            71,414
Univision
  Communications Inc. -
  Class A (a)<F5>                                      1,775            61,184
Viacom Inc (a)<F5>                                     3,320           128,816
The Walt Disney
  Company                                             10,190           284,199
Whirlpool Corporation                                  4,450           407,042
                                                                   -----------
                                                                     5,114,523
                                                                   -----------
Consumer Staples - 9.13%
Altria Group, Inc.                                    18,400         1,303,824
The Coca-Cola Company                                 18,245           763,918
ConAgra Foods, Inc.                                      800            17,168
CVS Corporation                                        3,630           108,428
Kellogg Company                                        5,035           221,741
The Kroger Co. (a)<F5>                                12,290           250,224
PepsiCo, Inc.                                          9,785           565,475
The Procter &
  Gamble Company                                      18,125         1,044,363
Safeway Inc.                                          15,145           380,443
Wal-Mart Stores, Inc.                                 12,035           568,534
                                                                   -----------
                                                                     5,224,118
                                                                   -----------
Energy - 10.90%
Amerada Hess
  Corporation                                          1,400           199,360
Anadarko Petroleum
  Corporation                                          8,200           828,282
Burlington
  Resources Inc.                                          30             2,757
ChevronTexaco
  Corporation                                         23,214         1,345,716
ConocoPhillips                                         8,028           506,968
Devon Energy
  Corporation                                          1,495            91,449
Exxon Mobil Corporation                               31,728         1,930,966
Halliburton Company                                    1,805           131,801
Occidental Petroleum
  Corporation                                          2,560           237,184
Pride International,
  Inc. (a)<F5>                                         4,430           138,127
Schlumberger Limited                                   4,885           618,295
Valero Energy
  Corporation                                          3,035           181,432
XTO Energy, Inc.                                         680            29,628
                                                                   -----------
                                                                     6,241,965
                                                                   -----------
Financials - 21.91%
The Allstate Corporation                               2,595           135,225
American Express
  Company                                              8,890           467,169
American Financial
  Group Inc.                                           4,740           197,231
American International
  Group, Inc.                                         23,637         1,562,169
Ameriprise Financial Inc.                              3,115           140,362
Aon Corporation                                        4,560           189,286
The Bank of New York
  Company, Inc.                                        3,560           128,302
The Bear Stearns
  Companies Inc.                                       1,350           187,245
Capital One Financial
  Corporation                                            200            16,104
Comerica Incorporated                                  2,530           146,664
Countrywide Financial
  Corporation                                          2,963           108,742
E*TRADE Financial
  Corporation (a)<F5>                                    470            12,681
Fannie Mae                                             5,365           275,761
Golden West Financial
  Corporation                                            240            16,296
The Goldman Sachs
  Group, Inc.                                          6,565         1,030,442
JPMorgan Chase & Co.                                  22,490           936,484
Lehman Brothers
  Holdings Inc.                                        5,490           793,470
Loews Corporation                                      2,280           230,736
Marsh & McLennan
  Companies, Inc.                                        550            16,148
MBIA Inc.                                                270            16,235
Merrill Lynch & Co., Inc.                              1,525           120,109
MetLife, Inc.                                            320            15,478
MoneyGram
  International, Inc.                                  5,440           167,117
Moody's Corporation                                      780            55,739
Morgan Stanley                                         1,495            93,916
National City Corporation                                490            17,101
Principal Financial
  Group, Inc.                                         22,335         1,089,948
Rayonier, Inc.                                        11,745           535,455
Regions Financial
  Corporation                                            492            17,304
Sovereign Bancorp, Inc.                                  770            16,871
The St. Paul Travelers
  Companies, Inc.                                        351            14,668
SunTrust Banks, Inc.                                     230            16,735
U.S. Bancorp                                          40,850         1,245,925
Wachovia Corporation                                  12,959           726,352
Washington Mutual, Inc.                               26,285         1,120,267
Wells Fargo & Company                                 10,745           686,283
                                                                   -----------
                                                                    12,546,020
                                                                   -----------
Health Care - 12.22%
Abbott Laboratories                                   10,635           451,668
Aetna Inc.                                             9,445           464,127
Allergan, Inc.                                           335            36,347
Amgen Inc. (a)<F5>                                     7,255           527,801
Applera Corporation -
  Applied Biosystems
  Group                                                  580            15,741
Baxter International Inc.                                460            17,853
Biogen Idec Inc. (a)<F5>                               5,415           255,046
Boston Scientific
  Corporation (a)<F5>                                  5,135           118,362
Bristol-Myers Squibb
  Company                                              9,875           243,024
Cardinal Health, Inc.                                    770            57,380
Caremark Rx, Inc. (a)<F5>                              1,475            72,540
CIGNA Corporation                                      2,090           272,996
Dade Behring
  Holdings, Inc.                                       1,865            66,599
Eli Lilly and Company                                 11,500           635,950
Fisher Scientific
  International Inc. (a)<F5>                           2,530           172,167
Forest Laboratories,
  Inc. (a)<F5>                                           740            33,026
Genzyme Corporation (a)<F5>                               80             5,378
Johnson & Johnson                                     29,930         1,772,455
King Pharmaceuticals,
  Inc. (a)<F5>                                        10,060           173,535
McKesson Corporation                                     320            16,682
MedImmune, Inc. (a)<F5>                                1,010            36,946
Medtronic, Inc.                                          100             5,075
Merck & Co. Inc.                                      16,200           570,726
Mylan Laboratories Inc.                                  860            20,124
Schering-Plough
  Corporation                                            870            16,521
UnitedHealth Group
  Incorporated                                         5,275           294,662
Watson Pharmaceuticals,
  Inc. (a)<F5>                                           490            14,083
WellPoint Inc. (a)<F5>                                 4,490           347,661
Wyeth                                                  4,560           221,251
Zimmer Holdings,
  Inc. (a)<F5>                                           880            59,488
                                                                   -----------
                                                                     6,995,214
                                                                   -----------
Industrials - 12.83%
3M Co.                                                 6,515           493,120
Amerco, Inc. (a)<F5>                                     210            20,784
The Boeing Company                                     5,305           413,419
Burlington Northern
  Santa Fe Corporation                                 5,325           443,732
Caterpillar Inc.                                       1,685           121,000
Cendant Corporation                                    6,700           116,245
Cooper Industries
  Ltd. - Class A                                       1,390           120,791
CSX Corporation                                       11,500           687,700
Cummins Inc.                                             170            17,867
General Electric
  Company                                             69,535         2,418,427
Honeywell
  International Inc.                                   2,965           126,813
Norfolk Southern
  Corporation                                          4,550           246,019
PACCAR Inc.                                              225            15,858
Steelcase, Inc.                                        1,000            18,000
Textron Inc.                                           8,060           752,723
Union Pacific Corporation                              3,575           333,726
United Parcel Service,
  Inc. - Class B                                       6,325           502,079
United Technologies
  Corporation                                          4,935           286,082
USG Corp. (a)<F5>                                      2,240           212,710
                                                                   -----------
                                                                     7,347,095
                                                                   -----------
Information Technology - 16.27%
Adobe Systems
  Incorporated                                           570            19,904
Advanced Micro
  Devices, Inc. (a)<F5>                                4,500           149,220
Altera Corporation (a)<F5>                               880            18,163
Analog Devices, Inc.                                   1,975            75,623
Apple Computer, Inc. (a)<F5>                           5,415           339,629
Applied Micro Circuits
  Corporation (a)<F5>                                  1,735             7,061
Avaya Inc. (a)<F5>                                     1,575            17,798
Broadcom Corporation -
  Class A (a)<F5>                                      1,240            53,518
Cadence Design
  Systems, Inc. (a)<F5>                               19,065           352,512
Ceridian Corp. (a)<F5>                                11,835           301,201
Ciena Corporation (a)<F5>                              4,410            22,976
Cisco Systems, Inc. (a)<F5>                           34,640           750,649
Computer Sciences
  Corporation (a)<F5>                                  4,540           252,197
Corning Incorporated (a)<F5>                           5,195           139,797
Dell Inc. (a)<F5>                                      1,905            56,693
Earthlink, Inc. (a)<F5>                               22,435           214,254
Electronic Data Systems
  Corporation                                          8,845           237,311
EMC Corporation (a)<F5>                               11,550           157,427
Freescale Semiconductor,
  Inc. - Class B (a)<F5>                                 662            18,384
Hewlett-Packard
  Company                                             25,602           842,306
Imation Corp.                                          2,110            90,540
International Business
  Machines Corporation
  (IBM)                                                7,390           609,453
KLA-Tencor Corporation                                 1,785            86,323
Lexmark International,
  Inc. (a)<F5>                                         2,530           114,811
LSI Logic Corporation (a)<F5>                          1,815            20,981
Maxim Integrated
  Products, Inc.                                       3,220           119,623
Microsoft Corporation                                 58,825         1,600,628
Motorola, Inc.                                         8,220           188,320
National Semiconductor
  Corporation                                            580            16,147
NCR Corporation (a)<F5>                                4,360           182,204
Network Appliance,
  Inc. (a)<F5>                                           700            25,221
Novellus Systems,
  Inc. (a)<F5>                                           570            13,680
NVIDIA Corporation (a)<F5>                             1,100            62,986
ON Semiconductor
  Corp. (a)<F5>                                       24,705           179,358
Oracle Corporation (a)<F5>                            31,295           428,429
QLogic Corporation (a)<F5>                               840            16,254
QUALCOMM Inc.                                          6,155           311,505
Seagate Technology                                    14,285           376,124
Sybase, Inc. (a)<F5>                                   3,935            83,107
Symantec
  Corporation (a)<F5>                                  1,862            31,338
Texas Instruments
  Incorporated                                        11,825           383,958
Western Digital Corp. (a)<F5>                            240             4,663
Yahoo! Inc. (a)<F5>                                   10,625           342,763
                                                                   -----------
                                                                     9,315,039
                                                                   -----------
Materials - 1.66%
Crown Holdings, Inc. (a)<F5>                           6,465           114,689
Newmont Mining
  Corporation                                            550            28,539
Phelps Dodge
  Corporation                                          3,750           301,987
Praxair, Inc.                                          3,025           166,829
Sonoco Products Co.                                    4,610           156,141
Temple-Inland Inc.                                     3,610           160,826
United States Steel
  Corporation                                            290            17,597
                                                                   -----------
                                                                       946,608
                                                                   -----------
Telecommunication Services - 2.92%
AT&T, Inc.                                             4,332           117,137
BellSouth Corporation                                 12,285           425,675
CenturyTel, Inc.                                         505            19,756
Verizon Communications
  Inc.                                                32,532         1,108,040
                                                                   -----------
                                                                     1,670,608
                                                                   -----------
Utilities - 2.47%
American Electric Power
  Company, Inc.                                        8,475           288,319
Edison International                                   6,750           277,965
FirstEnergy Corp.                                      4,935           241,322
FPL Group, Inc.                                          400            16,056
KeySpan Corporation                                      460            18,800
PG&E Corporation                                       5,730           222,897
TECO Energy, Inc.                                     21,610           348,353
                                                                   -----------
                                                                     1,413,712
                                                                   -----------
     TOTAL COMMON STOCKS
     (COST $50,864,444)                                             56,814,902
                                                                   -----------

Investment
Companies - 0.24%
-----------------
SPDR Trust Series 1                                    1,070           138,918
                                                                   -----------
     TOTAL INVESTMENT COMPANIES
     (COST $138,470)                                                   138,918
                                                                   -----------

Short-Term                                         Principal
Investments - 0.21%                                 Amount
-------------------                                ---------
First American Prime
  Obligations - Class Y,
  4.240%, 12/31/2055                                $120,807           120,807
                                                                   -----------
     TOTAL SHORT-TERM INVESTMENTS
     (COST $120,807)                                                   120,807
                                                                   -----------

     TOTAL INVESTMENTS - 99.69%
     (COST $51,123,721)                                             57,074,627

     OTHER ASSETS IN
     EXCESS OF LIABILITIES - 0.31%                                     178,867
                                                                   -----------

     TOTAL NET ASSETS -
     100.00%                                                       $57,253,494
                                                                   -----------
                                                                   -----------

(a)<F5>  Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

SCHEDULE OF FUTURES CONTRACTS
MARCH 31, 2006 (UNAUDITED)

THE CATHOLIC EQUITY FUND

                                                                    Unrealized
Futures Contracts Purchased                         Contracts     Depreciation
---------------------------                         ---------     ------------
S&P 500 Index E-mini Futures Contracts
  Expiring June 2006 (Underlying Face Amount at
  Market Value $130,340)                                    2           $(280)
                                                                        ------
     TOTAL FUTURES CONTRACTS PURCHASED                                  $(280)
                                                                        ------
                                                                        ------

The accompanying Notes to Financial Statements are an integral part of this schedule.

STATEMENT OF ASSETS & LIABILITIES

MARCH 31, 2006 (UNAUDITED)

                                                                The Catholic
                                                                Equity Fund
                                                                ------------
ASSETS
------
Investments, at cost                                            $51,123,721
                                                                -----------
Investments, at value                                           $57,074,627
Dividend receivable                                                  80,227
Interest receivable                                                     401
Receivable for Fund shares sold                                      60,308
Receivable from Adviser                                               6,148
Other assets                                                        107,815
                                                                -----------
          TOTAL ASSETS                                           57,329,526
                                                                -----------
LIABILITIES
-----------
Payable for Fund shares redeemed                                      2,236
Payable to broker                                                       420
Accrued expenses and other liabilities                               73,376
                                                                -----------
          TOTAL LIABILITIES                                          76,032
                                                                -----------

NET ASSETS                                                      $57,253,494
                                                                -----------
                                                                -----------
NET ASSETS CONSIST OF:
----------------------
Paid in capital                                                 $52,366,531
Undistributed net investment income                                 179,113
Undistributed net realized loss on
  investments sold and futures contracts                         (1,242,776)
Net unrealized appreciation (depreciation) on:
   Investments                                                    5,950,906
   Futures contracts                                                   (280)
                                                                -----------
NET ASSETS                                                      $57,253,494
                                                                -----------
                                                                -----------
CLASS A SHARES
--------------
Net assets                                                      $12,802,870
Shares authorized ($0.001 par value)                            100,000,000(1)
                                                                           <F6>
Shares issued and outstanding                                     1,213,584
Net asset value, redemption price
  and minimum offering price per share                               $10.55
Maximum offering price per share ($10.55/0.95)                       $11.11

CLASS I SHARES
--------------
Net assets                                                      $44,450,624
Shares authorized ($0.001 par value)                            100,000,000(1)
                                                                           <F6>
Shares issued and outstanding                                     4,210,020
Net asset value, redemption price and offering price per share       $10.56

(1)<F6> Represents authorized shares of the Fund. Authorized shares are not allotted to the separate classes.

The accompanying Notes to Financial Statements are an integral part of these statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)

                                                                   The Catholic
                                                                    Equity Fund
                                                                   ------------
INVESTMENT INCOME
-----------------
Dividend income                                                       $470,327
Interest income                                                         12,164
Other income                                                               680
                                                                    ----------
          TOTAL INCOME                                                 483,171
                                                                    ----------
EXPENSES
--------
Investment advisory fees (Note 3)                                      124,054
Legal fees                                                              51,528
Transfer agent fees and expenses                                        43,618
Portfolio accounting fees                                               33,286
Advocacy expenses                                                       24,520
Insurance fees                                                          21,475
Federal and state registration fees                                     16,598
Audit fees                                                              13,176
Custody fees                                                            12,618
Printing and postage expenses                                            9,248
Directors' fees and expenses                                             4,842
12b-1 fees - Class A                                                    12,461
12b-1 fees - Class C (Note 1)                                            5,576
Other                                                                    2,940
                                                                    ----------
          TOTAL EXPENSES                                               375,940
Less waivers and reimbursements by adviser                            (245,180)
                                                                    ----------
          NET EXPENSES                                                 130,760
                                                                    ----------

NET INVESTMENT INCOME                                                  352,411
                                                                    ----------
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------
Net realized gain on:
    Investments                                                      3,132,208
    Futures contracts                                                    5,933
Net change in unrealized appreciation (depreciation) on:
    Investments                                                         (6,667)
    Futures contracts                                                    4,870
                                                                    ----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            3,136,344
                                                                    ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                      $3,488,755
                                                                    ----------
                                                                    ----------

The accompanying Notes to Financial Statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS

THE CATHOLIC EQUITY FUND

                                                                    For the Six           For the
                                                                    Months Ended         Year Ended
                                                                   March 31, 2006      September 30,
                                                                    (Unaudited)             2005
                                                                   --------------      -------------
OPERATIONS
----------
Net investment income                                                   $352,411            $593,944
Net realized gain on
  investments and futures contracts                                    3,138,141              56,189
Net change in unrealized appreciation (depreciation)
  on investments and futures contracts                                    (1,797)          3,458,313
                                                                     -----------         -----------
          CHANGE IN NET ASSETS
          RESULTING FROM OPERATIONS                                    3,488,755           4,108,446
                                                                     -----------         -----------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS
-------------------------------------
  Distributions from net investment income                               (74,946)            (78,529)

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
-------------------------------------
  Distributions from net investment income                               (13,207)            (16,732)

DISTRIBUTIONS TO CLASS I SHAREHOLDERS
-------------------------------------
  Distributions from net investment income                              (472,442)           (313,225)
                                                                     -----------         -----------
          CHANGE IN NET ASSETS FROM
          DISTRIBUTIONS TO SHAREHOLDERS                                 (560,595)           (408,486)
                                                                     -----------         -----------

CAPITAL SHARE TRANSACTIONS
--------------------------
Proceeds from shareholder purchases                                   15,723,448           5,329,443
Net asset value of shares issued to shareholders
  in payment of distributions declared                                   396,138             396,620
Cost of shares redeemed                                               (1,589,634)         (1,661,397)
                                                                     -----------         -----------
          CHANGE IN NET ASSETS FROM CAPITAL
          SHARE TRANSACTIONS                                          14,529,952           4,064,666
                                                                     -----------         -----------
          CHANGE IN NET ASSETS                                       $17,458,112          $7,764,626
                                                                     -----------         -----------
                                                                     -----------         -----------
NET ASSETS, BEGINNING OF PERIOD                                      $39,795,382         $32,030,756
                                                                     -----------         -----------
                                                                     -----------         -----------
NET ASSETS, END OF PERIOD                                            $57,253,494         $39,795,382
                                                                     -----------         -----------
                                                                     -----------         -----------
UNDISTRIBUTED NET INVESTMENT INCOME                                     $179,113            $387,297
                                                                     -----------         -----------
                                                                     -----------         -----------

The accompanying Notes to Financial Statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

THE CATHOLIC EQUITY FUND - CLASS A

                                          For the Six
                                         Months Ended                          For the Year Ended September 30,
                                     March 31, 2006(3)<F9>   -------------------------------------------------------------------
                                          (Unaudited)        2005(3)        2004(3)        2003(3)        2002(3)        2001(3)
                                                                 <F9>           <F9>           <F9>           <F9>           <F9>
                                     ---------------------   -------        -------        -------        -------        -------
NET ASSET VALUE,
  BEGINNING OF PERIOD                        $9.93             $8.95          $7.99          $6.48          $8.43         $10.95
                                            ------            ------         ------         ------         ------         ------

Net investment income (loss)                  0.06(10)          0.13           0.08           0.04           0.06          (0.04)(2)
                                                  <F16>                                                                         <F8>
Net realized and unrealized
  gain (loss) on investments                  0.65              0.95           0.93           1.49          (1.83)         (2.45)
                                            ------            ------         ------         ------         ------         ------
          TOTAL FROM
          INVESTMENT OPERATIONS               0.71              1.08           1.01           1.53          (1.77)         (2.49)
                                            ------            ------         ------         ------         ------         ------

Distributions from net
  investment income                          (0.09)            (0.10)         (0.05)         (0.02)            --             --
Distributions from net
  realized gain                                 --                --             --             --          (0.18)         (0.03)
                                            ------            ------         ------         ------         ------         ------
          TOTAL DISTRIBUTIONS                (0.09)            (0.10)         (0.05)         (0.02)         (0.18)         (0.03)
                                            ------            ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                             $10.55             $9.93          $8.95          $7.99          $6.48          $8.43
                                            ------            ------         ------         ------         ------         ------
                                            ------            ------         ------         ------         ------         ------

Total return(1)<F7>                           7.18%            12.07%         12.70%         23.71%        (21.65)%       (22.81)%

SUPPLEMENTAL DATA AND RATIOS
----------------------------
Net assets, end of year                $12,802,870        $8,451,198     $6,868,111     $4,683,756     $2,865,775     $4,525,315
Ratio of expenses to
  average net assets:
     Before expense waivers
       and reimbursements(6)<F12>             1.69%             1.89%          1.94%          2.44%          2.48%          3.05%
     After expense waivers
       and reimbursements(6)<F12>             0.74%(8)          0.64%(7)       0.95%          0.95%          1.23%          1.75%
                                                  <F14>             <F13>
Ratio of net investment income
  (loss) to average net assets:
     Before expense waivers
       and reimbursements(6)<F12>             0.27%             0.20%         (0.22)%        (0.66)%        (0.94)%        (1.75)%
     After expense waivers
       and reimbursements(6)<F12>             1.22%             1.45%          0.77%          0.83%          0.31%         (0.45)%
Portfolio turnover rate                      55.95%(9)          5.31%          1.88%          9.46%(4)      31.23%(5)      39.17%
                                                  <F15>                                           <F10>          <F11>

   (1)<F7>  Based on net asset value, which does not reflect the sales charge.
   (2)<F8> Per share net investment loss has been calculated prior to tax adjustments.
   (3)<F9> Information for the periods ended September 30, 2001 and October 1, 2001 through April 2, 2002 reflect the operations of The Catholic Disciplined Capital Appreciation Fund. Information for the period April 3, 2002 through March 31, 2006 reflects the operations of The Catholic Equity Fund.
  (4)<F10> Portfolio turnover rate excludes purchases and sales from merger of The Catholic Values Investment Trust and The Catholic Equity Fund.
  (5)<F11> Portfolio turnover reflects the operations of the Catholic Equity Fund for the period April 3, 2002 through September 30, 2002.
  (6)<F12>  Computed on an annualized basis.
  (7)<F13> On November 15, 2004, the adviser voluntarily increased its expense reimbursements and fee waivers to the Fund, thereby decreasing its expense ratio from 0.95% to 0.60%.
  (8)<F14> On February 1, 2006, the adviser adjusted its expense reimbursements and fee waivers to the Fund, thereby increasing its expense ratio from 0.60% to 1.00%.
  (9)<F15> On February 1, 2006, the adviser changed the Fund's investment objective from an S&P 500 Index strategy to an enhanced index strategy, per Board approval.
 (10)<F16>  Calculated using average shares outstanding method.

The accompanying Notes to Financial Statements are an integral part of these statements.

THE CATHOLIC EQUITY FUND - CLASS I

                                            For the Six                                                   For the
                                            Months Ended        For the Year Ended September 30,        Period Ended
                                           March 31, 2006      ----------------------------------      September 30,
                                            (Unaudited)        2005           2004           2003       2002(1)<F17>
                                           --------------      ----           ----           ----       ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $9.95          $8.96          $8.00          $6.49          $9.02
                                               ------         ------         ------         ------         ------

Net investment income                            0.08(8)        0.16           0.09           0.07           0.02
                                                    <F24>
Net realized and unrealized
  gain (loss) on investments                     0.64           0.95           0.94           1.49          (2.55)
                                               ------         ------         ------         ------         ------
          TOTAL FROM
          INVESTMENT OPERATIONS                  0.72           1.11           1.03           1.56          (2.53)
                                               ------         ------         ------         ------         ------

Distributions from net
  investment income                             (0.11)         (0.12)         (0.07)         (0.05)            --
                                               ------         ------         ------         ------         ------
          TOTAL DISTRIBUTIONS                   (0.11)         (0.12)         (0.07)         (0.05)            --
                                               ------         ------         ------         ------         ------

NET ASSET VALUE,
  END OF PERIOD                                $10.56          $9.95          $8.96          $8.00          $6.49
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------

Total return                                     7.32%         12.41%         12.89%         24.19%        (28.05)%(2)<F18>

RATIOS TO AVERAGE NET ASSETS
----------------------------
Net assets, end of period                 $44,450,624    $27,824,251    $21,818,191    $18,540,009     $9,831,101
Ratio of expenses
  to average net assets:
     Before expense waivers
       and reimbursements(3)<F19>                1.44%          1.64%          1.69%          2.19%          2.55%
     After expense waivers
       and reimbursements(3)<F19>                0.44%(6)       0.39%(5)       0.70%          0.70%          0.70%
                                                     <F22>          <F21>
Ratio of net investment income
  (loss) to average net assets:
     Before expense waivers
       and reimbursements(3)<F19>                0.49%          0.45%          0.03%         (0.41)%        (0.82)%
     After expense waivers
       and reimbursements(3)<F19>                1.49%          1.70%          1.02%          1.08%          1.03%
Portfolio turnover rate                         55.95%(7)       5.31%          1.88%          9.46%(4)      31.23%(2)
                                                     <F23>                                        <F20>          <F18>

(1)<F17> Reflects operations for the period from April 3, 2002 (commencement of operations), to September 30, 2002.
(2)<F18>   Not annualized.
(3)<F19>   Computed on an annualized basis.
(4)<F20> Portfolio turnover rate excludes purchases and sales from the merger of The Catholic Values Investment Trust and The Catholic Equity Fund.
(5)<F21> On November 15, 2004, the adviser voluntarily increased its expense reimbursements and fee waivers to the Fund, thereby decreasing its expense ratio from 0.70% to 0.35%.
(6)<F22> On February 1, 2006, the adviser adjusted its expense reimbursements and fee waivers to the Fund, thereby increasing its expense ratio from 0.35% to 0.60%.
(7)<F23> On February 1, 2006, the adviser changed the Fund's investment objective from an S&P 500 Index strategy to an enhanced index strategy, per Board approval.
(8)<F24>   Calculated using average shares outstanding method.

The accompanying Notes to Financial Statements are an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

                                                      MARCH 31, 2006 (UNAUDITED)

1. ORGANIZATION
---------------

The Catholic Funds, Inc. (the "Company") was incorporated on December 16, 1998, as a Maryland Corporation, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Company consists of one diversified series, the Catholic Equity Fund (the "Fund"). At the close of business on April 2, 2002, the Fund acquired, through a non-taxable reorganization, substantially all of the net assets of the Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds. The Catholic Disciplined Capital Appreciation Fund ("Disciplined Capital Appreciation Fund") was deemed to be the accounting survivor of the reorganization.

In 2002, the Company designated three classes of Fund shares: Class A, Class C and Class I. All outstanding shares of the Disciplined Capital Appreciation Fund were redesignated as Class A shares effective on March 25, 2002. On January 31, 2006, pursuant to a Plan of Reorganization and Liquidation approved by the Class C shareholders, Class C shares were liquidated and holders of Class C shares received, as liquidation proceeds, Class A shares having a net asset value equal to the net asset value of their Class C shares at the time of the liquidation. Effective on February 1, 2006, the Company designated a new class of Fund shares known as Class D shares. As a result of these transactions, the Fund currently has three classes of shares: Class A, Class D and Class I. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares are subject to an initial maximum sales charge of 5.00% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund's prospectus. Class D shares became effective on February 1, 2006, but, as of March 31, 2006, no Class D shares had been sold. Class D shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within 18 months of purchase, in accordance with the Fund's prospectus. The CDSC is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Class I shares became effective on March 25, 2002 and were first sold on April 3, 2002. Effective February 1, 2006, Class I shares are subject to a CDSC for redemptions made within one year of purchase, in accordance with the Fund's prospectus. The CDSC is 0.35% of the lesser of the original purchase price or the value of shares being redeemed.

The Fund is managed by Catholic Financial Services Corporation (the "Adviser"). At the close of business on May 22, 2003, the Fund acquired, through a non-taxable reorganization, substantially all of the net assets of The Catholic Values Investment Trust Equity Fund ("CVIT").

2. SIGNIFICANT ACCOUNTING POLICIES
----------------------------------

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (i.e., GAAP).

A) INVESTMENT VALUATION

Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"). Other securities traded on the national securities exchange are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the latest bid prices. Securities traded on only over-the-counter markets other than NASDAQ are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' Adviser. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Securities not currently traded or those for which the NOCP, last sales price or bid price, as the case may be, is deemed unreliable are valued at fair value as determined in good faith under procedures approved by the Board of Directors.
If an event occurs that will affect the value of a Fund's portfolio securities before the NAV has been calculated, the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold.

B) STOCK INDEX FUTURES CONTRACTS

The Fund may purchase and sell stock index futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

C) FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been recorded.

D) DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The tax character of distributions paid during the six months ended March 31, 2006 and the fiscal year end September 30, 2005 were as follows:

                                               Equity Fund
                                 --------------------------------------
                                  For the Six              For the
                                  Months Ended           Year Ended
                                 March 31, 2006      September 30, 2005
                                 --------------      ------------------
Ordinary Income                    $560,595               $408,486
Long-term Capital Gains                  --                     --

Due to inherent differences in the recognition of income, expenses and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis of reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

As of September 30, 2005, the Fund had net capital loss carryforwards of $3,685,235 that will expire in varying amounts through 2012 ($108,401 in 2006, $9,803 in 2007, $1,691,715 in 2008, $1,135,875 in 2009, $5,488 in 2010, $388,847
in 2011, and $345,106 in 2012). To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards, subject to certain IRS limitations.

As of September 30, 2005, the components of capital on a tax basis were as follows:

                                                           Equity Fund
                                                           -----------
Cost of investments                                        $34,531,653
                                                           -----------
                                                           -----------
Gross unrealized appreciation                              $ 8,575,815
Gross unrealized depreciation                               (3,317,933)
                                                           -----------
Net unrealized appreciation/depreciation                   $ 5,257,882
                                                           -----------
                                                           -----------
Undistributed ordinary income                              $   386,156
Undistributed long-term capital gain                                --
                                                           -----------
Total distributable earnings                               $   386,156
                                                           -----------
                                                           -----------
Other accumulated gain/losses                              $(3,685,235)
                                                           -----------
Total accumulated earnings/losses                          $ 1,958,803
                                                           -----------
                                                           -----------

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended September 30, 2005 as qualified income under Jobs and Growth Tax Relief Reconciliation Act of 2003 (unaudited).

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended September 30, 2005, which is designated as qualifying for the dividends-received deduction, is 100% (unaudited).

E) EXPENSES

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to any class of shares of the Equity Fund are allocated between each class' respective net assets when appropriate. Fees paid under the Distribution Plan (the "Plan") are borne by the specific class of shares of the Equity Fund to which the Distribution Plan applies.

F) OTHER

For financial reporting purposes, investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds.

Income Recognition - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes.

The preparation of financial statements in conformity with accounting principles generally accepted in the Untied States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS WITH RELATED PARTIES
----------------------------------------------------------------

The Fund has entered into an agreement with the Adviser, with whom certain Officers and Directors of the Fund are affiliated, to furnish investment advisory services to the Fund. The terms of the agreement are as follows:

The Fund pays the Adviser a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets. Pursuant to a voluntary reimbursement and fee waiver, the Adviser waived its management fee and/or reimbursed the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses did not exceed 0.60%, 0.85% and 0.35% of the average daily net assets of Fund - Class A, Class C and Class I shares, respectively, through January 31, 2006. Pursuant to an expense cap agreement, the Adviser has contractually committed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.00%, 1.75% and 0.60% of the average daily net assets of Fund - Class A, Class D and Class I shares, respectively, from February 1, 2006 through at least the end of the Fund's current fiscal year ending September 30, 2006.

Until January 31, 2006, Mellon Equity Associates, LLP ("Mellon") served as sub-adviser to the Fund. The annual rates of the fees, payable from fees paid to the Adviser, as a percent of average daily net assets under the sub-advisory agreement were as follows: 0.12% on the first $50 million; 0.06% of the Fund's average daily net assets in excess of $50 million.

As of February 1, 2006, pursuant to shareholder approval, the Adviser entered into a sub-advisory agreement with Ziegler Capital Management, LLC ("ZCM"). The annual rates of the fees, payable from fees paid to the Adviser, as a percent of average daily net assets under the sub-advisory agreement are as follows: 0.20% on the first $250 million of the Fund's average daily net assets; 0.18% of the Fund's average daily net assets above $250 million and up to $500 million; and 0.15% of the Fund's average daily net assets in excess of $500 million.

For the six months ended March 31, 2006, expenses of $245,180 were reimbursed by the Adviser for the Fund. The Adviser may terminate or adjust the waiver and expense reimbursement at any time after September 30, 2006.

The Fund has adopted a Distribution Plan ( the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay annually up to 0.25% and 1.00% of its net assets associated with Class A and Class D shares, respectively, to finance certain activities relating to the distribution of its shares to investors. For the six months ended March 31, 2006, 12b-1 distribution expenses of $12,461 were paid with respect to Class A shares. Because no Class D shares had been sold as of March 31, 2006, no 12b-1 distribution expenses were paid with respect to Class D shares. These expenses for Class A shares were remitted to the Adviser, who also serves as distributor for the shares of the Fund.

The Adviser also received sales charges from the sale of Class A shares of $15,391 for the six months ended March 31, 2006. There were no CDSC paid to the Adviser for the redemption of Class D or Class I shares during the six months ended March 31, 2006. Sales charges are not an expense of the Fund and are not included in the financial statements of the Fund.

4. CAPITAL SHARE TRANSACTIONS
-----------------------------

Transactions of shares of the Fund were as follows:

THE CATHOLIC EQUITY FUND - CLASS A SHARES

                                                     For the Six Months Ended                   For the Year Ended
                                                          March 31, 2006                        September 30, 2005
                                                    --------------------------              --------------------------
                                                    Amount              Shares              Amount              Shares
                                                    ------              ------              ------              ------
Shares sold                                         $577,233              56,466          $1,545,817             162,985
Shares transferred from
  Class C reorganization
  and liquidation (Note 1)                         3,535,673             347,657                  --                  --
Shares issued to holders in
  reinvestment of distributions                       69,964               6,927              72,993               7,517
Shares redeemed                                     (496,882)            (48,671)           (828,294)            (86,835)
                                                  ----------             -------          ----------             -------
     NET INCREASE                                 $3,685,988             362,379            $790,516              83,667
                                                  ----------             -------          ----------             -------
                                                  ----------             -------          ----------             -------

THE CATHOLIC EQUITY FUND - CLASS C SHARES

                                                     For the Six Months Ended                   For the Year Ended
                                                      March 31, 2006(1)<F25>                    September 30, 2005
                                                    --------------------------              --------------------------
                                                    Amount              Shares              Amount              Shares
                                                    ------              ------              ------              ------
Shares sold                                          $83,658               8,376            $245,364              21,908
Shares transferred from
  Class C reorganization
  and liquidation (Note 1)                        (3,535,673)           (347,006)                 --                  --
Shares issued to holders in
  reinvestment of distributions                       12,605               1,246              15,991               1,649
Shares redeemed                                     (178,142)            (17,943)           (447,457)            (43,891)
                                                 -----------            --------          ----------             -------
     NET INCREASE (DECREASE)                     $(3,617,552)           (355,327)          $(186,102)            (20,334)
                                                 -----------            --------          ----------             -------
                                                 -----------            --------          ----------             -------

(1)<F25>  Class C shares were liquidated as of January 31, 2006.

THE CATHOLIC EQUITY FUND - CLASS I SHARES

                                                     For the Six Months Ended                   For the Year Ended
                                                          March 31, 2006                        September 30, 2005
                                                    --------------------------              --------------------------
                                                    Amount              Shares              Amount              Shares
                                                    ------              ------              ------              ------
Shares sold                                      $15,062,557           1,471,306          $3,538,262             372,855
Shares issued to holders in
  reinvestment of distributions                      313,569              31,047             307,636              31,682
Shares redeemed                                     (914,610)            (89,375)           (385,646)            (41,969)
                                                 -----------           ---------          ----------             -------
     NET INCREASE                                $14,461,516           1,412,978          $3,460,252             362,568
                                                 -----------           ---------          ----------             -------
                                                 -----------           ---------          ----------             -------

5. INVESTMENT TRANSACTIONS
--------------------------

The aggregate purchases and sales of securities, excluding short-term investments for the Fund, for the six months ended March 31, 2006 were $41,993,063 and $27,252,824 respectively. There were no purchases and sales of U.S. government securities for the Fund.

Transactions in futures contracts for the six months ended March 31, 2006 were as follows:

                                                       Equity Fund
                                            --------------------------------
                                            Number of       Aggregate Face
                                            Contracts     Value of Contracts
                                            ---------     ------------------
Outstanding at beginning of period               8           $   745,730
Contracts opened                                 9               831,105
Contracts closed                               (15)           (1,446,215)
                                               ---           -----------
Outstanding at end of period                     2           $   130,620
                                               ---           -----------
                                               ---           -----------

6. GUARANTEES AND INDEMNIFICATIONS
----------------------------------

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

BOARD APPROVAL OF SUBADVISORY AGREEMENT

At its meeting on November 15, 2005, the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of Catholic Financial Services Corporation ("CFSC") (the "Independent Directors"), voted to approve a new subadvisory agreement among the Fund, CFSC and Ziegler Capital Management, LLC ("ZCM") (the "Subadvisory Agreement"). In connection with its approval of the Subadvisory Agreement, the Board considered the following factors:

   o   The nature, extent and quality of the services to be provided by ZCM;

   o The anticipated effect of the proposed investment strategy to be implemented by ZCM on the investment performance of the Fund and ZCM's previous success with this and similar investment strategies;

   o   The reasonableness of the cost of the services to be provided by ZCM;
       and

   o The extent to which economies of scale may be realized as the Fund grows and whether fee breakpoint levels reflect these economies of scale for the benefit of the Fund's shareholders.

In connection with the Subadvisory Agreement approval process undertaken at a November 8, 2005 meeting of the Governance and Contract Committee of the Board (the "Contracts Committee"), which consists solely of Independent Directors, the Contracts Committee reviewed information relating to the factors listed above. This information included:

   o Reports prepared by management regarding the proposed investment strategy to be implemented by ZCM and the anticipated effect of the proposed strategy on Fund performance, including model return charts and growth summaries;

   o Due diligence reports prepared by management regarding the investment capabilities of ZCM to manage the Fund;

   o Information regarding the types of services to be furnished to the Fund by ZCM;

   o Summaries of compliance systems and procedures maintained by ZCM and reports on their compliance with those systems and procedures, including especially business codes of conduct and codes of ethics; and

   o Other performance, expense and related information prepared by management of the Fund.

The Contracts Committee and the Board also received a memorandum from Fund legal counsel summarizing the responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940 in approving advisory contracts.

Nature, Extent and Quality of Services.  During the approval process, the Board
---------------------------------------
of Directors met with the management of ZCM, including the portfolio manager that would be responsible for the management of the Fund. The Board discussed with ZCM's management and the portfolio manager the proposed investment strategy to be used for the Fund and ZCM's experience with such an investment strategy. ZCM's management also provided the Board with an explanation of the services to be provided by ZCM under the new Subadvisory Agreement. These meetings gave the Board an opportunity to evaluate and draw favorable impressions of the abilities and experience of ZCM and the quality of the services it would provide to the Fund.

The Fund's management reviewed with the Board the compliance systems and procedures maintained by ZCM to assure regulatory compliance. The Board determined that ZCM had a strong compliance system, practice and culture. The Fund's Chief Compliance Officer explained that all future quarterly reports to the Board on any and all compliance issues that arise during the relevant quarter would include relevant reports from ZCM. These reports will help confirm the Board's assessment of the strong compliance focus of ZCM. The Board considered the importance of these compliance and oversight functions to the successful operation of the Fund, and expressed satisfaction with the quality of ZCM's compliance culture.

The Board views these actions, reports and information as significant factors in approving the new Subadvisory Agreement with ZCM, as they demonstrate the commitment of ZCM to provide the Fund with comprehensive, quality service and competitive investment performance.

Investment Performance.  The Contracts Committee requested and carefully
-----------------------
reviewed the back-testing performed by management under the proposed investment strategy, and reviewed an analysis of the anticipated effect of the proposed investment strategy on the Fund's performance. These tests were run with the elimination of the four stocks, which the advocacy screen would have removed, and the results showed that, under the proposed investment strategy, the Fund's performance would have exceeded the S&P 500 Index return over the three-year period being tested. In addition, the testing and analysis completed by ZCM showed that the potential for excess return over the S&P 500 Index was sufficient to cover at least a portion of the Fund's expenses if the Fund's portfolio is structured to stay within a specified tracking tolerance (volatility band). The Board also reviewed a graph comparing the S&P 500 Index and the Fund, under the proposed strategy, over a ten-year period. The graph demonstrated that the Fund would have outperformed the Index during this period.

Management explained that ZCM will use a disciplined, quantitative investment strategy to manage the Fund and provided the Board with information demonstrating ZCM's previous success, in separately managed accounts and in mutual funds, with this and similar approaches. The Board concluded that the back-testing indicated that the Fund's performance could significantly benefit from the implementation of the proposed strategy under ZCM's management. The Board viewed favorably the breadth of ZCM's experience in managing investments, particularly its experience in managing index funds that utilize "optimization" and "enhancement" objectives and strategies, and ZCM's historic investment performance on investment products which seek to enhance the return of an Index.

Cost of Services.  The Contracts Committee and the Board also reviewed
-----------------
information prepared by management regarding the advisory fees to be paid by the Fund. The Board acknowledged that the subadvisory fee ZCM would receive for managing the Fund's assets is greater than the fee charged by the Fund's previous subadviser, but the Board determined that this increased fee was appropriate given the increased resources, skill, experience, time and effort that would be required to manage the Fund's assets under this optimization and enhancement strategy, as compared to the passive replication strategy previously employed by the Fund. The Board viewed favorably the fact that ZCM is offering to provide these management services to the Fund at a substantial discount as compared to the fee ZCM receives for managing the assets of the other mutual funds and its privately-managed accounts under similar strategies. Finally, the Board observed that the increased subadvisory fee would not result in any increase in the overall advisory fees paid by the Fund. To the contrary, the Board noted that CFSC was offering a breakpoint reduction in the rate of the advisory fee on assets over $500 million in connection with the proposed change in subadviser, and has committed voluntarily to continue to cap expenses on each Class of shares of the Fund, albeit at a somewhat higher level.

Based on this and other information provided by management, the Board concluded that the subadvisory fee to be paid to ZCM was reasonable in light of the nature, scope and quality of the services ZCM will provide. Furthermore, based on other information provided by management, the Board concluded that ZCM maintains a healthy capital position and has capital resources sufficient to enable it to provide the necessary services to the Fund.

Economies of Scale and Fee Breakpoints.  Although the Fund's relatively small
---------------------------------------
size and historically slow growth may cause a consideration of the economies of scale and fee breakpoint levels to be premature at this time, the Board favorably viewed ZCM's contractual agreement to break subadvisory fees at various asset levels. The Board also favorably viewed CFSC's contractual commitment to reduce the rate of the advisory fee on assets over $500 million. The Board concluded that these breakpoints would assist the Fund in realizing economies of scale as the Fund grows.

Based on the factors discussed above, the Contracts Committee recommended approval of the Subadvisory Agreement, and the Board, including all of the Independent Directors present at the meeting, approved continuation of the Subadvisory Agreement. In conjunction with the approval of the Subadvisory Agreement, the Board also approved the proposed investment strategy. Pursuant to shareholder approval on January 23, 2006, the proposed investment strategy was implemented and ZCM began serving as subadviser to the Fund on February 1, 2006.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At its meeting on February 6, 2006, the Board of Directors, including the five Directors present at the meeting who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of Catholic Financial Services Corporation ("CFSC") (the "Independent Directors") (the two other Independent Directors were not able to attend the meeting), voted to reapprove the current investment advisory agreement between the Fund and CFSC (the "Advisory Agreement"). In connection with its reapproval of the Advisory Agreement, the Board considered the following factors:

   o   The nature, extent and quality of the services provided by CFSC;

   o The investment performance of the Fund both on an absolute basis and on a relative basis in comparison to its peers; and

   o   The reasonableness of the cost of the services provided by CFSC.

Because of its relatively small size and historic slow growth, the Board did not deem it relevant at this time to consider economies of scale that might be realized at a substantially greater asset size, nor did it consider appropriate fee breakpoint levels which would reflect such economies of scale. However, the Board favorably viewed CFSC's contractual commitment to reduce the rate of the advisory fee on assets over $500 million and concluded that this breakpoint would assist the Fund in realizing economies of scale as the Fund grows.

In connection with the Advisory Agreement renewal process undertaken at a January 25, 2006 meeting of the Governance and Contract Committee of the Board (the "Contracts Committee"), which consists entirely of Independent Directors, the Contracts Committee reviewed information it previously had requested from management of CFSC addressing the factors listed above. This information included:

   o Information regarding the performance of the Fund, including standardized returns of the Fund and graphs demonstrating the "growth of $10,000" in the Fund versus its benchmark;

   o Reports assembled by US Bancorp Fund Services, which compare the advisory fees and the total operating expenses of the Fund to a peer group of funds;

   o   Financial statements of CFSC, including profit and loss statements;

   o Information regarding the types of services furnished to the Fund by CFSC; and

   o Other performance, expense and related information prepared by management of the Fund.

The Contracts Committee and the Board also received a memorandum from Fund legal counsel summarizing the responsibilities of the Board and the Independent Directors under the Investment Company Act of 1940 in reviewing advisory contracts.

Nature, Extent and Quality of Services.  At each quarterly meeting of the Board
---------------------------------------
of Directors, management presents information describing the services furnished to the Fund by CFSC under the Advisory Agreement, including reports on the investment management, portfolio trading and compliance functions they perform. The Board also receives reports at each of its quarterly meetings from the Fund's Chief Compliance Officer in private sessions in which the officers of the Fund and the Directors who are interested persons of CFSC do not participate. These latter meetings give the Board an opportunity to discuss the abilities and experience of these personnel and the quality of the services they provide to the Fund.

During the course of the year, management also reviewed with the Board existing, enhanced and new compliance systems and procedures designed to assure regulatory compliance by CFSC in connection with its provision of management and administrative services to the Fund, and reviewed oversight functions implemented by CFSC to monitor and assure regulatory compliance by the Fund's other service providers, including the subadviser. The Board determined that CFSC had a strong compliance system, practice and culture. The Fund's Chief Compliance Officer quarterly reports to the Board on any and all compliance issues that arise during the relevant quarter. These reports have confirmed the Board's assessment of the strong compliance focus of CFSC. The Board considered the importance of these compliance and oversight functions to the successful operation of the Fund, and expressed satisfaction with the quality of service provided by CFSC in this regard.

Management also reviewed with the Board its commitment to the Fund. In this regard, the Board noted in particular that CFSC had taken the initiative to change the strategy and objective of the Fund; committed to continue financially subsidizing the Fund's operations through an expense cap on each Class of shares of the Fund, albeit at a somewhat higher level; committed to provide the stock screening services required to administer the Fund's sanctity of human life value at no additional charge; and reduced the amount of investment advisory fees it receives in order to pay a higher subadvisory fee to the new subadviser. In addition, the Board noted that CFSC was offering a breakpoint reduction in the rate of the advisory fee on assets over $500 million in connection with the change in subadviser.

The Board views these actions, reports and information as significant factors in approving the current Advisory Agreement, as they demonstrate the commitment of CFSC to provide the Fund with comprehensive, quality service and competitive investment performance.

Investment Performance.  The Contracts Committee requested and carefully
-----------------------
reviewed the comparative performance information. The information showed that all classes of the Fund performed close to, but below the S&P 500 Index due to the Fund's expenses. The Board also noted that this tight correlation was achieved notwithstanding the Fund's exclusion of certain index companies which fail the Fund's abortion screen. As a passively-managed index fund, the Board noted that this performance was consistent with the Fund's objective. With the implementation of the new investment strategy managed by the new subadviser, the Board noted that the performance of the Fund should improve, decreasing the gap between the Fund's performance and the Index's performance. The Board concluded that the past performance of the Fund was satisfactory compared to the performance of the S&P 500 Index.

Cost of Services.  The Contracts Committee and the Board also reviewed
-----------------
information prepared by management with the assistance of US Bancorp Fund Services comparing the Fund's contractual advisory fees with a peer group of funds, and comparing the Fund's overall expense ratio to the expense ratios of a peer group of funds. The Board reviewed comparative information for the Fund's previous peer group as well as a new, more appropriate peer group given the Fund's change in investment strategy. In comparison to the new peer group, the information showed that the total operating expenses for Class A and I shares is below the average for the group and that the total operating expenses for Class D shares is slightly above the average. In considering and evaluating the total operating expenses of the Fund, the Board noted that the Fund incurs expenses for its advocacy program, which other funds in its peer group do not incur. The Board gave consideration to the fact that a portion of the expenses related to the Fund's advocacy program are absorbed by CFSC. The contractual advisory fees for all of the Classes are in line with the Fund's peers.

Based on this information, the Board concluded that the Fund's expenses are reasonable, and that management of CFSC is doing a credible job of effectively managing expenses, notwithstanding that the Fund's small size presents challenges given the lack of the ability to spread fixed costs and minimum fees, such as fund accounting fees, auditing fees, legal fees, transfer agent fees, custody fees, etc., over a larger base of assets.

The Contracts Committee and the Board also reviewed CFSC's Profit and Loss Statement for calendar years 2004 and 2005, noting that CFSC had operating losses of approximately $1.0 million in 2004 and operating losses of approximately $800,000 in 2005. CFSC's fee waivers and expense reimbursements resulted in costs to CFSC of approximately $350,000 in 2004 and $500,000 in 2005. Based on this and other information provided by management, the Board concluded that CFSC's financial commitment to the Fund and its operations to date is exemplary. Furthermore, based on other information provided by management of CFSC, the Board concluded that CFSC continues to maintain a healthy capital position and has capital resources sufficient to enable it to continue to financially support the Fund's growth and operations.

Based on the factors discussed above, the Contracts Committee recommended continuation of the Advisory Agreement, and the Board, including all of the Independent Directors present at the meeting, approved continuation of the Advisory Agreement.

MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

On January 23, 2006, a Special Meeting of Shareholders was held to consider the following three proposals: (i) a proposal to approve a new Investment Subadvisory Agreement with Ziegler Capital Management, LLC ("ZCM") to act as subadviser for the Catholic Equity Fund (the "Fund"); (ii) a proposal to elect Amelia E. Macareno and Bernard E. Reidy to the Board of Directors of the Catholic Funds, Inc.; and (iii) for Class C shareholders of the Fund only, a proposal to approve a Plan of Reorganization and Liquidation pursuant to which Class C shares of the Fund would be liquidated, and Class C shareholders would receive, as liquidation proceeds, Class A shares having a net asset value equal to the net asset value of their Class C shares.

The proposal to approve a new Investment Subadvisory Agreement with ZCM to act as subadviser for the Fund was approved by the shareholders of the Fund pursuant to the following vote:

                           Shares
  Shares Eligible      Represented at     Shares Voted     Shares Voted                       Broker
      to Vote           the Meeting           For             Against        Abstentions     Non-Votes
  ---------------      --------------     ------------     ------------      -----------     ---------
     5,379,383           3,429,275         3,322,622           6,688            1,015         98,950

The proposal to elect Amelia E. Macareno and Bernard E. Reidy to the Board of Directors of the Catholic Funds, Inc. was approved by the shareholders of the Fund pursuant to the following vote:

                                                    Shares
                           Shares Eligible      Represented at     Shares Voted      Shares
                               to Vote           the Meeting           For          Withheld
                           ---------------      --------------     ------------     --------
     Amelia E. Macareno       5,379,383           3,429,275         3,417,978        11,297
     Bernard E. Reidy         5,379,383           3,429,275         3,417,978        11,297

After the Special Meeting, Daniel J. Steininger, Thomas A. Bausch, J. Michael Borden, Daniel R. Doucette, Allan G. Lorge, Thomas Munninghoff and Conrad L. Sobczak continued indefinitely as Directors of the Catholic Funds, Inc., until their resignation or removal or until their re-election is required under the Investment Company Act of 1940.

The proposal to approve a Plan of Reorganization and Liquidation was approved by the Class C shareholders of the Fund pursuant to the following vote:

                           Shares
  Shares Eligible      Represented at     Shares Voted     Shares Voted                       Broker
      to Vote           the Meeting           For             Against        Abstentions     Non-Votes
  ---------------      --------------     ------------     ------------      -----------     ---------
      348,876             179,343           148,695            3,912             795          25,941

                      A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semi-annual report for The Catholic Funds, Inc., the matters discussed in these reports may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, subadviser and/or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to general risks described for the Fund in the current prospectus, other factors bearing on these reports include the accuracy of the forecasts and predictions and the appropriateness of the investment strategies designed by the adviser, any subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

BOARD OF DIRECTORS
------------------
Daniel Steininger,
Chairman of the Board
Thomas Bausch
J. Michael Borden
Daniel Doucette
Allan Lorge
Amelia Macareno
Thomas Munninghoff
Bernard Reidy
Conrad Sobczak

OFFICERS
--------
Daniel Steininger, President
Allan Lorge,
Vice President, Secretary, Chief Financial
  Officer and Chief Compliance Officer
Russell Kafka, Treasurer
Mark Forbord, Controller

INVESTMENT ADVISER
------------------
Catholic Financial Services Corporation
1100 West Wells Street
Milwaukee, WI  53233

SUBADVISER
----------
Ziegler Capital Management, LLC
250 East Wisconsin Avenue, Suite 2000
Milwaukee, WI  53202

LEGAL COUNSEL
-------------
Quarles & Brady LLP

CUSTODIAN
---------
U.S. Bank, N.A.

TRANSFER AGENT
--------------
U.S. Bancorp Fund Services, LLC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------
PricewaterhouseCoopers LLP

SHAREHOLDER SERVICES
--------------------
The Catholic Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 710
Milwaukee, WI  53201-0701

THE CATHOLIC
FRATERNAL ALLIANCE
------------------
Catholic Knights
Daniel Steininger, President
1100 West Wells Street
Milwaukee, WI  53233

Catholic Order of Foresters
David E. Huber, High Chief Ranger
355 Shuman Boulevard
P.O. Box 3012
Naperville, IL  60566-7012

Catholic Union of Texas (The KJT)
Elo J. Goerig, President
P.O. Box 297
LaGrange, TX  78945

 The Fund's Statement of Additional Information contains additional information about the Fund's Directors and is available without charge upon request by calling 1-877-222-2402.

  The Fund's Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-222-2402, on the Fund's website, www.catholicfunds.com, or on the SEC's website, at www.sec.gov. Information
  ---------------------                              -----------
regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2005 is available, without charge, upon request, on or through the Fund's website, at www.catholicfunds.com, and on the SEC's
                                     ---------------------
                            website, at www.sec.gov.
                                        -----------

The Fund files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Form N-Q will be available without charge, upon request, by calling 1-877-222-2402, on the Fund's website, at www.catholicfunds.com, and on the SEC's website, at www.sec.gov.
              ---------------------                               -----------
   You may also review and copy the Form N-Q for the Fund at the SEC's Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

   This report is intended for shareholders of The Catholic Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Catholic Church has not sponsored or endorsed The Catholic Funds nor approved or  disapproved of the Funds as an investment.

                 (CATHOLIC FINANCIAL SERVICES CORPORATION LOGO)
                        GIVING VOICE TO CATHOLIC VALUES

                  1100 West Wells Street o Milwaukee, WI 53233
                                 1-414-278-6550
                              Member NASD and SIPC
              The Catholic Funds are not available in all states.

ITEM 2.  CODE OF ETHICS

     Not required in Semi-Annual Reports on Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

     Not required in Semi-Annual Reports on Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Not required in Semi-Annual Reports on Form N-CSR.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable to this Registrant, insofar as the Registrant is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS

     The Schedule of Investments in securities of unaffiliated issuers is provided in the Registrant's Semi-Annual Report to Shareholders dated as of March 31, 2006 provided under Item 1 of this Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

     Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS

     The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the Registrant's Board of Directors adopted the resolution disclosed in the Registrant's semi-annual report on Form N-CSR for the period ended March 31, 2004.

ITEM 11.  CONTROLS AND PROCEDURES

     (a)  Disclosure Controls and Procedures.  Within 90 days prior to the
          ----------------------------------
filing of this report on Form N-CSR, the Registrant's President (Principal Executive Officer) and its Chief Financial Officer (Principal Financial Officer) reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, such officers determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the Registrant in this report on Form N-CSR is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission's rules and forms.

     (b)  Change in Internal Controls.  There were no changes in the
          ---------------------------
Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

     The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.         DESCRIPTION OF EXHIBIT
-----------         ----------------------
12(a)(2)(A)         Certification of Principal Executive Officer
                    Required by Section 302 of the Sarbanes-Oxley Act of
                    2002 is filed herewith

12(a)(2)(B)         Certification of Principal Financial Officer
                    Required by Section 302 of the Sarbanes-Oxley Act of
                    2002 is filed herewith

12(b) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 17th day of May, 2006.

                                   THE CATHOLIC FUNDS, INC.

                                   By:  /s/ Daniel J. Steininger
                                        -------------------------------
                                        Daniel J. Steininger, President

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 17th day of May, 2006.

                                   By:  /s/ Daniel J. Steininger
                                        -------------------------------
                                        Daniel J. Steininger, President
                                        (Principal Executive Officer)

                                   By:  /s/ Allan G. Lorge
                                        -------------------------------
                                        Allan G. Lorge, Vice President,
                                        Secretary, Chief Compliance
                                        Officer and Chief Financial Officer
                                        (Principal Financial Officer)